UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

Structured Products Corp.
on behalf of

TIERS Corporate Bond-Backed Certificates Trust APA 1997-8

(Exact name of registrant as specified in its charter)

Delaware	001-32114	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street New York, New York	10013	(212) 723-4070
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Apache Corporation	001-04300

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the August 15, 2017 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Peter Aherne
________________________________
Name: Peter Aherne
Title: President

August 15, 2017

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the August 15, 2017 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8	5

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series APA 1997-8
ZTF Class	*CUSIP: 871928AT4
Amortizing Class	*CUSIP: 871928AU1

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8 hereby gives notice with respect to the Distribution Date of August 15, 2017 (the "Final Distribution Date") as follows:

1.
The amount of the distribution payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Amortizing Class Certificates and per $1,000 principal amount of ZTF Class Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
ZTF Class	$ 0.000000	$ 0.000000	$ 0.000000
Amortizing Class	$ 45.922550	$ 1.657804	$ 47.580354

2.
On the Final Distribution Date, $32,288,000 aggregate principal amount of Apache Corporation Fifty Year 7 3/8 % Debentures due August 15, 2017   (the "Term Assets") were distributed in-kind to the holders of the ZTF Class Certificates in full satisfaction of the ZTF maturity.

3.	The amount of aggregate interest due and not paid as of the Final Distribution Date is $0.000000.

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.
As of the close of business on the Final Distribution Date, $0.00 aggregate principal amount of Apache Corporation Fifty Year 7 3/8 % Debentures due August 15, 2017   (the "Term Assets") were held for the above trust.

6.	At the close of business on the Final Distribution Date, $0.00 principal amount of ZTF Class Certificates and $0.00 principal amount of Amortizing Class Certificates were outstanding.

7.
The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.